UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29th, 2022

CLICKSTREAM CORPORATION

nevada	000-52944	46-5582243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8549 Wilshire Blvd., Suite 2181

 Beverly Hills, CA 90211

 (Address of principal executive offices)

 (213) 205-0684

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective March 29, 2022, Clickstream Corporation (the “Company”) and its subsidiary Rebel Blockchain Corp (“Rebel”) entered into a Collaboration Agreement (the “Agreement”) with The Stan Lee Estate (“SLE”) and Roc Nation LLC (“Roc Nation”) pursuant to which the parties will collaborate in the mining, marketing and distributing of non-fungible tokens (“NFTs) of among other things data, art, assets, expressions and any other information, expressions and renderings of or related to SLE that SLE owns, controls or otherwise has the right to use and distribute on a non-exclusive and exclusive basis including 147 original art drawings by Stan Lee and autographed by Stan Lee as one NFT, Stan Lee original drawings of Spiderman Circa 1940’s, Stan Lee/Charles Schultz collaboration painting of Snoopy and Spiderman, Silver Surfer artwork original and Spiderman woven tapestry original.

For its compensation under the Agreement, the Company will receive 10% of net revenues from original issue NFT’s and 20% of all resale net revenues. In turn, the Company will issue to SLE (a) 15,000,000 restricted shares of the Company’s common stock upon execution of the Agreement and (b) 10,000,000 restricted shares of the Company’s Common Stock after in each case NFT gross sales reach $1.000,000, $10,000,000 and $20,000,000. Additionally, SLE is to receive a series of 5% equity interests in Rebel after in each case NFT gross sales reach $1,000,000, $5,000,000, $75,000,000 and $100,000,000. Also, Roc Nation is to receive 15,000,000 restricted shares of the Company’s Common Stock upon execution of this Agreement and 5,000,000 restricted shares when NFT gross sales reach $10,000,000.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions set forth in the form thereof attached hereto as Exhibit 10.1 which is incorporated by reference herein, in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the discussion in Item 1.01, which is hereby incorporated by reference. All such securities are restricted shares to be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933 under Section 4(a)(2).

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Collaboration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31st, 2022	CLICKSTREAM CORPORATION

	By:	/s/ Frank Magliochetti
Frank Magliochetti Chief Executive Officer